SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC  20549


                                 Form 8-K


                              Current Report


 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): August 3, 1998
                                                   --------------


                             MATEC Corporation
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         (Exact name of registrant as specified in its charter)


          Maryland                   1-4184              06-0737363
----------------------------     --------------       ----------------
(State or other jurisdiction     (Commission          (IRS Employer
      of incorporation)            File Number)       Identification No.)


                   75 South Street, Hopkinton, MA  01748
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                 (Address of principal executive offices)


Registrant's telephone number, including area code: (508) 435-9039
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Item 2.  Acquisition or Disposition of Assets
---------------------------------------------

    On August 3, 1998, the Registrant sold certain assets (including accounts receivable, inventory, machinery and equipment and intellectual property) of its wholly owned subsidiaries, Matec Instruments, Inc. ("MII") and Matec Applied Sciences, Inc. ("MASI") to a newly formed corporation. Ken Bishop, who was President of MII and MASI until August 3, 1998, owns 53% of the newly formed corporation. MII and MASI had comprised the Registrant's Instruments Segment of business.

    The purchase price received consisted of approximately $847,000 in cash, a subordinated promissory note in the principal amount of $250,000, a $250,000 guaranteed royalty with payments based on 1.5% of future sales, and the assumption of certain liabilities including trade payables. The cash amount is subject to closing adjustments. In addition, the buyer has entered into a 5 year lease agreement with the Registrant to lease space that it currently occupies and the buyer also has a 5 year option to purchase the real estate that includes the leased space. The terms of the transaction were the result of arms-length negotiations between representatives of the Registrant and the buyer. The Company will report an after-tax gain of approximately $240,000 or $.09 per share in the third quarter of 1998 in connection with the sale.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

 (b) Pro Forma Financial Information
 -----------------------------------

    The following pro forma information is incorporated by reference from the Registrant's July 5, 1998 Form 10-Q:

       Consolidated Condensed Balance Sheets, Consolidated Statements of Operations, Consolidated Condensed Statements of Cash Flows, Consolidated Statements of Comprehensive Income, and Notes to Consolidated Condensed Financial Statements

    The unaudited pro forma consolidated financial information presented herein gives effect to the Company's sale of MII and MASI on August 3, 1998. The Company's unaudited pro forma consolidated financial information should be read in conjunction with the historical financial statements in the 1997 MATEC Corporation and Subsidiaries Annual Report which is incorporated by reference in Form 10-K for the year ended December 31, 1997.

    The accompanying December 31, 1997 unaudited pro forma consolidated condensed balance sheet reflects the historic consolidated balance sheet adjusted to reflect the net assets of MII and MASI classified as "Net assets of discontinued operations". The accompanying unaudited pro forma consolidated statement of operations for the year ended December 31, 1997 gives effect to the sale of MII and MASI as though the sale occurred prior to January 1, 1997.


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                  MATEC Corporation and Subsidiaries
         Unaudited Pro Forma Consolidated Condensed Balance Sheet
                             December 31, 1997
                               (In thousands)

                                          Adjustments   Unaudited
                           As Reported      (Note A)    Pro Forma
                           -----------    -----------   ---------

Cash and cash equivalents     $    885      $       -    $    885
Receivables, net                 3,124         (1,203)      1,921
Inventories                      3,193           (595)      2,598
Deferred income taxes and
 other current assets              976           (103)        873
Property, plant and
 equipment, net                  3,909           (132)      3,777
Marketable equity securities     4,658              -       4,658
Net assets of discontinued
 operations                      5,662          1,482       7,144
Other assets                        90            (20)         70
                              --------      ---------    --------
  Total assets                $ 22,497      $    (571)   $ 21,926
                              ========      =========    ========

Accounts payable              $  1,194      $    (261)   $    933
Accrued liabilities              1,172           (310)        862
Income taxes payable               416              -         416
Deferred income taxes            2,317              -       2,317
Long-term debt                   1,989              -       1,989
Stockholders' equity            15,409              -      15,409
                              --------      ---------    --------
  Total liabilities and
   stockholders' equity       $ 22,497      $    (571)   $ 21,926
                              ========      =========    ========

(A) The adjustments reflect the reclassification of the assets and liabilities of both MII and MASI to "Net assets of discontinued operations".

















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                  MATEC Corporation and Subsidiaries
    Unaudited Pro Forma Consolidated Condensed Statement of Operations
                 For the Year Ended December 31, 1997
                 (In thousands, except per share data)

                                          Adjustments    Unaudited
                           As Reported     (Note A)      Pro Forma
                           -----------    -----------    ---------

Net sales                     $ 16,974     $ (4,078)      $ 12,897
Cost of sales                   12,325       (2,587)         9,738
                              --------     --------       --------
 Gross profit                    4,649       (1,491)         3,159

Operating expenses:
 Selling and administrative      3,930       (1,061)         2,869
 Research and development          124         (124)             -
 Restructuring (recovery)         (134)         134              -
                              --------     --------       --------
                                 3,919       (1,051)         2,869

Operating profit                   730         (440)           290

Other income (expense):
 Interest expense                 (260)         (19)          (241)
 Other, net                         48           (4)            44
                              --------     --------       --------
                                  (212)         (15)          (197)
Earnings from continuing
 operations before income
 taxes                             518         (425)            93
Income tax expense                (211)        (173)           (38)
                              --------     --------       --------
Earnings from continuing
 operations                   $    307     $   (252)      $     55
                              ========     ========       ========

Basic and diluted earnings
 per share - continuing
 operations                      $ .11                       $ .02
                                 =====                       =====

Weighted average shares:
  Basic                          2,737                       2,737
  Diluted                        2,759                       2,759



(A) The adjustments reflect removing the results of operations for both MII and MASI from continuing operations.






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 (c) Exhibits
 ------------

 (2) Asset Purchase Agreement by and among Matec Instruments, Inc., Matec Applied Sciences, Inc. and Northboro Acquisition Corp.

(13) The Consolidated Condensed Balance Sheets, Consolidated Statements of Operations, Consolidated Condensed Statements of Cash Flows, Consolidated Statements of Comprehensive Income, and Notes to Consolidated Condensed Financial Statements included in the
      Registrant's July 5, 1998 Form 10-Q is incorporated into Item 7 (b) of this Current Report on Form 8-K.












































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                                  SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         MATEC Corporation


                                         By:/s/ Michael J. Kroll
                                         -------------------------
                                         Michael J. Kroll
                                         Vice President and Treasurer

Date: August 17, 1998







































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